EXHIBIT 10.34


                              AMENDED AND RESTATED

                                CREDIT AGREEMENT


                                      AMONG


                              RECOTON CORPORATION,


                               The Several Lenders

                        from Time to Time Parties Hereto


                                       and


                            THE CHASE MANHATTAN BANK,

                             AS ADMINISTRATIVE AGENT


                          DATED AS OF SEPTEMBER 9, 1997

                                TABLE OF CONTENTS

                                                                         Page

SECTION 1.  DEFINITIONS......................................................1
         1.1.   Defined Terms................................................1
         1.2.   Other Definitional Provisions...............................16


SECTION 2. AMOUNT AND TERMS OF COMMITMENTS...................................17
         2.1.    Revolving Credit Commitments................................17
         2.2     Procedure for Revolving Credit Borrowing....................17
         2.3.    Commitment Fee..............................................17
         2.4.    Termination or Reduction of Revolving Credit Commitments;
                   Mandatory Prepayments.....................................18
         2.5.    Term Loans..................................................19
         2.6.    Repayment of Loans; Evidence of Debt........................19
         2.7.    Optional Prepayments........................................20
         2.8.    Conversion and Continuation Options.........................20
         2.9.    Minimum Amounts and Maximum Number of Tranches..............21
         2.10.   Interest Rates and Payment Dates............................21
         2.11.   Computation of Interest and Fees............................22
         2.12.   Inability to Determine Interest Rate........................22
         2.13.   Pro Rata Treatment and Payments.............................23
         2.14.   Illegality..................................................24
         2.15.   Requirements of Law.........................................24
         2.16.   Taxes.......................................................25
         2.17.   Indemnity...................................................26
         2.18.   Change of Lending Office....................................27
         2.19.   Swing Line Commitments......................................27


SECTION 3. LETTERS OF CREDIT.................................................29
         3.1.     L/C Commitment.............................................29
         3.2.     Procedure for Issuance of Letters of Credit................29
         3.3.     Fees, Commissions and Other Charges........................30
         3.4.     L/C Participations.........................................30
         3.5.     Reimbursement Obligation of the Borrower...................31
         3.6.     Obligations Absolute.......................................31
         3.7.     Letter of Credit Payments..................................32
         3.8.     Application................................................32


SECTION 4.        REPRESENTATIONS AND WARRANTIES.............................32
         4.1.     Organization, Corporate Powers, etc........................33
         4.2.     Authorization of Borrowing, etc............................33
         4.3.     Financial Condition........................................33
         4.4.     Taxes......................................................33
         4.5.     Title to Properties........................................33
         4.6.     Litigation.................................................34
         4.7.     Agreements.................................................34
         4.8.     Employee Benefit Plans.....................................34
         4.9.     Federal Reserve Regulations................................34
         4.10.    Governmental Approval; Licenses............................35
         4.11.    Affiliates; Subsidiaries; Shareholders.....................35
         4.12.    Compliance with Applicable Laws............................35
         4.13.    Environmental Matters......................................35
         4.14.    Intellectual Property......................................35
         4.15.    Schedules..................................................36
         4.16.    Purpose of Loans...........................................36
         4.17.    Certain Subsidiaries.......................................36


SECTION 5.        CONDITIONS PRECEDENT.......................................36
         5.1.     Conditions to Effectiveness................................36
         5.2      Conditions to Each Extension of Credit.....................37


SECTION 6.        AFFIRMATIVE COVENANTS......................................38
         6.1      Financial Statements.......................................38
         6.2.     Certificates; Other Information............................39
         6.3.     Payment of Obligations.....................................40
         6.4.     Conduct of Business and Maintenance of Existence...........40
         6.5.     Maintenance of Property; Insurance.........................40
         6.6.     Inspection of Property; Books and Records; Discussions.....40
         6.7.     Notices....................................................41
         6.8.     Environmental Laws.........................................41
         6.9.     Additional Guarantors......................................42
         6.10.    Entel Limited..............................................42


SECTION 7.        NEGATIVE COVENANTS.........................................42
         7.1.     Financial Condition Covenants..............................42
         7.2.     Limitation on Indebtedness.................................44
         7.3.     Limitation on Liens........................................45
         7.4.     Limitation on Guarantee Obligations........................46
         7.5.     Limitation on Fundamental Changes and Sales of Assets......47
         7.6.     PRC Subsidiaries...........................................48
         7.7.     Limitation on Investments, Loans and Advances..............48
         7.8.     Limitation on Transactions with Affiliates.................49
         7.9.     Limitation on Changes in Fiscal Year.......................49
         7.10.    Limitation on Lines of Business............................49
         7.11.    Limitation on IJI-FSC Assets...............................49


SECTION 8.        EVENTS OF DEFAULT..........................................49


SECTION 9.        THE ADMINISTRATIVE AGENT...................................52
         9.1.     Appointment................................................52
         9.2.     Delegation of Duties.......................................53
         9.3.     Exculpatory Provisions.....................................53
         9.4.     Reliance by Administrative Agent...........................53
         9.5.     Notice of Default..........................................54
         9.6.     Non-Reliance on Administrative Agent and Other Lenders.....54
         9.7.     Indemnification............................................55
         9.8.     Administrative Agent in Its Individual Capacity............55
         9.9.     Successor Administrative Agent.............................55


SECTION 10.       MISCELLANEOUS..............................................56
         10.1.    Amendments and Waivers.....................................56
         10.2.    Notices....................................................56
         10.3.    No Waiver; Cumulative Remedies.............................57
         10.4.    Survival of Representations and Warranties.................57
         10.5.    Payment of Expenses and Taxes..............................58
         10.6.    Successors and Assigns; Participations and Assignments.....58
         10.7.    Adjustments; Set-off.......................................61
         10.8.    Counterparts...............................................61
         10.9.    Severability...............................................62
         10.10.   Integration................................................62
         10.11.   GOVERNING LAW..............................................62
         10.12.   Submission To Jurisdiction; Waivers........................62
         10.13.   Acknowledgements...........................................63
         10.14.   WAIVERS OF JURY TRIAL......................................63

SCHEDULES

         Schedule I             Commitments
         Schedule II            Applicable Margin and Commitment Fee Rate
         Schedule 4.11          Subsidiaries of Recoton Corporation
         Schedule 7.2           Recoton Corporation Debt
         Schedule 7.3           Liens Against Recoton Corporation
         Schedule 7.4           Recoton Corporation Guarantees


EXHIBITS

         Exhibit A              Revolving Credit Note
         Exhibit B              Term Note
         Exhibit C              Swing Line Note
         Exhibit D              Assignment and Acceptance
         Exhibit E              Borrower's Counsel's Opinion

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 9, 1997, among RECOTON CORPORATION, a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to this Agreement (the "LENDERS"), and the Administrative Agent.


                              W I T N E S S E T H:


          WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement, dated as of August 27, 1996 (as heretofore amended, supplemented or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT"); and

          WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated to (a) increase the aggregate amount of the Revolving Credit Commitments (as hereinafter defined) to $71,538,000 and (b) otherwise amend the Existing Credit Agreement and restate it in its entirety as more fully set forth herein; and the Lenders and the Administrative Agent are willing, upon and subject to the terms and conditions hereof, so to amend and restate the Existing Credit Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree that on the Closing Date (as hereinafter defined) the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

                             SECTION 1. DEFINITIONS

          1.1. DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                    "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors); and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                    "ABR LOANS": Loans the rate of interest applicable to which is based upon the ABR.

                    "ADJUSTMENT DATE": each date on or after the date that is the second Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as applicable, for the most recently completed fiscal period and (ii) the related Compliance Certificate required to be delivered pursuant to subsection 6.2(b) with respect to such fiscal period.

                    "ADMINISTRATIVE AGENT": The Chase Manhattan Bank, together with its affiliates, as the arranger of the Commitments and as the agent for the Lenders under this Agreement and the other Loan Documents.

                    "AFFILIATE": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such Person.

                    "AGGREGATE OUTSTANDING EXTENSIONS OF REVOLVING CREDIT": as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations and (other than for purposes of computation of commitment fees pursuant to subsection 2.3) Swing Line Loans then outstanding.

                    "AGREEMENT": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                    "APPLICABLE MARGIN": as applied to a given Type of Loan, the rate per annum determined as follows: (a) during the period from August 18, 1997 until the first Adjustment Date to occur after the Closing Date, the Applicable Margin shall equal (i) with respect to ABR Loans, .25% per annum and (ii) with respect to Eurodollar Loans, 2.0% per annum; and (b) on the first Adjustment Date and on each Adjustment Date to occur thereafter, the Applicable Margin will be adjusted to the applicable rate per annum set forth under the heading "ABR Loans Applicable Margin" or "Eurodollar Loans Applicable Margin" on Schedule II which corresponds to the Leverage Ratio determined from the financial statements and Compliance Certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date, and PROVIDED FURTHER, that in the event that the financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to subsection 6.2(b), are not delivered when due, then

                              (1) if such financial statements and Compliance
                    Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then the Applicable Margin in respect of Revolving Credit Loans during the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased;

                              (2) if such financial statements and Compliance
                    Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and Compliance Certificate actually are delivered; and

                              (3) if such financial statements and Compliance
                    Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which such financial statements and Compliance Certificate actually are delivered, the Applicable Margin in respect of Revolving Credit Loans shall be the highest applicable rate per annum specified on Schedule II.

                    "APPLICATION": an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to open a Letter of Credit.

                    "ASSIGNEE": as defined in subsection 10.6(c).

                    "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Lender, at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment over (b) such Lender's Aggregate Outstanding Extensions of Revolving Credit.

                    "BORROWING DATE": any Business Day specified in a notice pursuant to subsection 2.2, 2.6 or 2.19 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                    "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                    "CAPITAL EXPENDITURE": any expenditure in respect of the purchase or acquisition of fixed or capital assets.

                    "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                    "CASH EQUIVALENTS": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
          (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("MOODY'S"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                    "CHASE": The Chase Manhattan Bank.

                    "CLOSING DATE": the date on which the conditions precedent set forth in subsection 5.1 shall be satisfied.

                    "CODE": the Internal Revenue Code of 1986, as amended from time to time.

                    "COMMITMENT FEE RATE": the rate per annum determined as follows: (a) during the period from the Closing Date until the first Adjustment Date, the Commitment Fee Rate shall equal 0.25% per annum; and (b) on the first Adjustment Date and on each Adjustment Date to occur thereafter, the Commitment Fee Rate will be adjusted to the applicable rate per annum set forth under the heading "Commitment Fee Rate" on Schedule II which corresponds to the Leverage Ratio determined from the financial statements and Compliance Certificate relating to the end of the complete fiscal quarter immediately preceding such Adjustment Date, and PROVIDED FURTHER, that in the event that the financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to subsection 6.2(b) are not delivered when due, then

                              (1) if such financial statements and Compliance
                    Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Commitment Fee Rate increases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then the Commitment Fee Rate during the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Commitment Fee Rate as so increased;

                              (2) if such financial statements and Compliance
                    Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Commitment Fee Rate decreases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then such decrease in the Commitment Fee Rate shall not become applicable until the date upon which such financial statements and Compliance Certificate actually are delivered; and

                              (3) if such financial statements and Compliance
                    Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which such financial statements and Compliance Certificate actually are delivered, the Commitment Fee Rate shall be the highest applicable rate per annum specified on
                    Schedule II.

                    "COMMITMENT PERCENTAGE": as to any Lender, a percentage representing a fraction the numerator of which is the sum of (i) the aggregate principal amount of such Lender's Term Loans then outstanding PLUS (ii) the Revolving Credit Commitment of such Lender (or, following the termination or expiration of the Revolving Credit Commitments, the sum of (x) the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding PLUS (y) such Lender's Revolving Credit Commitment Percentage of all L/C Obligations and Swing Line Loans then outstanding), and the denominator of which is the sum of (i) the aggregate principal amount of Term Loans of all Lenders then outstanding PLUS (ii) the aggregate Revolving Credit Commitments of all Lenders (or, following the termination or expiration of the Revolving Credit Commitments, the sum of (x) the aggregate principal amount of all Revolving Credit Loans then outstanding PLUS (y) the aggregate principal amount of all L/C Obligations and Swing Line Loans then outstanding).

                    "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
          Section 414 of the Code.

                    "COMPLIANCE CERTIFICATE": as defined in subsection 6.2(b).

                    "CONSOLIDATED": when used in connection with any defined term, and not otherwise defined, means such term as it applies to the Borrower and its Subsidiaries on a consolidated basis, after eliminating all intercompany items.

                    "CONSOLIDATED CURRENT DEBT": at a particular date, all Indebtedness of the Borrower and its Subsidiaries for borrowed money which by its terms or by the terms of any instrument or agreement relating thereto matures on demand or within one year from the date of the creation thereof and is not directly or indirectly renewable or extendible at the option of the debtor to a date more than one year from the date of the creation thereof, PROVIDED that (i) Indebtedness for borrowed money outstanding under a revolving credit or similar agreement, notwithstanding that it obligates the lender or lenders to extend credit over a period of more than one year, shall constitute Consolidated Current Debt, and (ii) Indebtedness for borrowed money which constitutes the current maturities of Indebtedness with a stated maturity of more than one year from the date of creation thereof shall constitute Funded Indebtedness and not Consolidated Current Debt, even though such current maturities of Indebtedness by their terms mature within one year and, PROVIDED, FURTHER, that, for the purposes of the terms "Excess Current Debt" and "Excess Current Debt Measuring Period" only, there shall be excluded from the calculation of Consolidated Current Debt (1) any Indebtedness permitted by subsection 7.2(g) in respect of unreimbursed drawings under letters of credit where the failure to reimburse continues for no longer than three days and (2) any Indebtedness permitted by subsection 7.2(h) in respect of overdrafts outstanding for not more than three days.

                    "CONSOLIDATED INTANGIBLES": at a particular date, all assets of the Borrower and its Subsidiaries, determined on a consolidated basis at such date, that would be classified as intangible assets in accordance with GAAP, but in any event including, without limitation, unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the net book value of acquired companies, patents, trade or service marks, franchises, trade names, goodwill and the amount of any write-up in the book value of any assets resulting from any revaluation (other than revaluation arising out of foreign currency valuations in accordance with GAAP).

                    "CONSOLIDATED NET WORTH": at a particular date, all amounts which would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date.

                    "CONSOLIDATED TANGIBLE NET WORTH": at a particular date, the excess, if any, of Consolidated Net Worth over Consolidated Intangibles as at such date.

                    "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                    "CONTROL": of a Person means the power, directly or indirectly, either to (a) vote more than 50% of the securities having ordinary voting power for the election of directors of such Person or
          (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. Among other things, Control of any Person can be understood to mean that, in the good faith judgment of the Required Lenders, management of the Borrower is substantially the same as the management of such Person.

                    "CURRENT LIABILITIES": of any Person, at the date of determination, an amount equal to the sum of (a) all liabilities of such Person which, in accordance with GAAP, would be classified on a consolidated balance sheet of such Person as current liabilities, plus
          (b) all then outstanding Revolving Credit Loans of such Person whether or not the Revolving Credit Loans would be so classified.

                    "DEFAULT": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                    "DOLLARS" and "$": dollars in lawful currency of the United States of America.

                    "DOMESTIC SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

                    "EBITDA": for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, an amount equal to the sum of (a) Net Income for such period, plus (b) income taxes, plus (c) Interest Expense for such period, plus (d) depreciation for such period, plus (e) any other non-cash items (including minority interests) reducing Net Income for such period, plus (f) amortization of deferred financing costs and expenses and other intangible assets for such period, minus (g) all non-cash items increasing Net Income for such period.

                    "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                    "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                    "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                    "EURODOLLAR BASE RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

                    "EURODOLLAR LOANS": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                    "EURODOLLAR RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                -------------------------------------------------

                    1.00 - Eurocurrency Reserve Requirements

                    "EVENT OF DEFAULT": any of the events specified in Section 8, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                    "EXCESS CURRENT DEBT": as of any date of determination, the greatest amount of Consolidated Current Debt outstanding on any one day during the then applicable Excess Current Debt Measuring Period.

                    "EXCESS CURRENT DEBT MEASURING PERIOD": at any time, the period of 30 consecutive days occurring during the period of 12 consecutive complete calendar months then most recently ended during which the greatest amount of Consolidated Current Debt outstanding on any one day of such period was lower than the greatest amount of Consolidated Current Debt outstanding on any one day of any other period of 30 consecutive days occurring during such period of 12 consecutive complete calendar months.

                    "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                    "FIXED CHARGE COVERAGE RATIO": as of the end of each fiscal quarter of the Borrower, for the twelve month period ending on such date, with respect to the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) EBITDA for such period minus an amount equal to the excess, if any, of Capital Expenditures by the Borrower and its Subsidiaries during such period over the amount by which Funded Indebtedness shall have increased during such period to
          (b) Consolidated Fixed Charges for such period.

                    "FIXED CHARGES": for any Person for any period, the sum of
          (i) Interest Expense for such period plus (ii) Lease Expense for such period plus required amortization of Indebtedness for such period and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized.

                    "FOREIGN SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States of America.

                    "FUNDED INDEBTEDNESS": of any Person, as of any date of determination, the sum of (a) all Indebtedness of such Person which by its terms matures more than one year after the date of calculation, including, in any event, the current portion of such Indebtedness, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date, excluding, however, in the case of the Borrower, the Revolving Credit Loans plus (b) Excess Current Debt.

                    "GAAP": generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements referred to in subsection 4.1.

                    "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                    "GUARANTEE": the Guarantee executed and delivered by certain Subsidiaries (other than IJI-FSC, Entel Limited and the PRC Subsidiaries), substantially in the form of Exhibit A to the Existing Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                    "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                    "GUARANTOR": any Person which is a party to the Guarantee.

                    "HAZARDOUS SUBSTANCES": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                    "IJI-FSC": IJI-FSC, a Virgin Islands corporation.

                    "INDEBTEDNESS": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases,
          (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                    "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                    "INSOLVENT": pertaining to a condition of Insolvency.

                    "INTEREST EXPENSE": of any Person for any period, the amount of interest expense, both expense and capitalized, of such Person, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of its Indebtedness.

                    "INTEREST PAYMENT DATE": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, and (d) as to any Negotiated Rate Loan, the last day of each Interest Period applicable thereto.

                    "INTEREST PERIOD": (a) with respect to any Eurodollar Loan:

                              (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (but in the case of Term Loans, only three or six months thereafter), as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                              (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (but in the case of Term Loans, only three or six months thereafter), as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

          (b) with respect to any Negotiated Rate Loan, the period commencing on the Borrowing Date with respect to such Negotiated Rate Loan and ending on the date which is such number of days or weeks thereafter as shall be agreed to by the Swing Line Lender and the Borrower;

          PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                              (1) if any Interest Period pertaining to a
                    Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                              (2) any Interest Period that would otherwise
                    extend beyond the Termination Date or beyond the date final payment is due on the Term Loans shall end on the Termination Date or such date of final payment, as the case may be;

                              (3) any Interest Period pertaining to a Eurodollar
                    Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                              (4) the Borrower shall select Interest Periods so
                    as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

                    "ISSUING BANK": Chase, in its capacity as issuer of any Letter of Credit.

                    "L/C Commitment": $20,000,000.

                    "L/C FEE PAYmENT DATE": the last day of each March, June, September and December.

                    "L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 0.

                    "L/C PARTICIPANTS": the collective reference to all the Lenders which have Revolving Credit Commitments other than the Issuing Bank.

                    "LEASE EXPENSE": for any Person for any period, the aggregate amount of fixed and contingent rentals payable by such Person for such period with respect to leases of real and personal property (other than Financing Leases).

                    "LETTERS OF CREDIT": as defined in paragraph 0.

                    "LEVERAGE RATIO": at any time, the ratio of (a) all Funded Indebtedness of the Borrower and its Subsidiaries outstanding on such date plus all Guarantee Obligations of the Borrower and its Subsidiaries in respect of Funded Indebtedness of other Persons then outstanding to (b) EBITDA for the then most recently ended period of four consecutive fiscal quarters for which financial statements shall have been delivered to the Lenders pursuant to subsection 4.1 or 6.1.

                    "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                    "LOAN": any loan made by any Lender pursuant to this Agreement.

                    "LOAN DOCUMENTS": this Agreement, the Notes, the Applications and the Guarantee.

                    "LOAN PARTIES": the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document.

                    "MAJORITY LENDERS": at any time, Lenders the Commitment Percentages of which aggregate more than 50%.

                    "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or
          (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                    "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                    "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                    "NEGOTIATED RATE LOAN": a Loan that bears interest for the Interest Period applicable thereto at a rate and in an amount and subject to the terms agreed to by the Swing Line Lender and the Borrower.

                    "NET INCOME" OR "NET LOSS": of any Person for any period, net income (or net loss) of such Person, determined on a consolidated basis in accordance with GAAP.

                    "1996 TERM LOANS": as defined in subsection 2.5.

                    "1997 TERM LOANS": as defined in subsection 2.5.

                    "NON-EXCLUDED TAXES": as defined in subsection 2.16.

                    "NOTES": the collective reference to the Revolving Credit Notes, the Swing Line Note and the Term Notes.

                    "PARTICIPANT": as defined in subsection 10.6(b).

                    "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                    "PERMITTED Acquisition": any acquisition made by the Borrower or any of its Subsidiaries, whether through a purchase of Capital Stock or assets or through a merger or consolidation, of another Person or the assets constituting an operating business unit of another Person, PROVIDED that (a) any such purchase of stock shall be of a sufficient number of shares to cause the acquired Person to become a Subsidiary and (b) no Default or Event of Default shall occur as a result thereof.

                    "PERSON": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                    "PLAN": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                    "PRC SUBSIDIARY": any Subsidiary of the Borrower that is organized under the laws of the People's Republic of China (other than Hong Kong).

                    "PROPERTIES": the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries.

                    "REGISTER": as defined in subsection 10.6(d).

                    "REGULATION U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                    "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse the Issuing Bank pursuant to subsection 0 for amounts drawn under Letters of Credit.

                    "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                    "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ' 2615, or subsections .21 through .35, .62 through .65 or .67 of PBGL Reg. 4043 as proposed and as comparable provisions of such regulation as it may be finalized.

                    "REQUIRED LENDERS": at any time, Lenders the Commitment Percentages of which aggregate at least 66-2/3%.

                    "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                    "RESPONSIBLE OFFICER": the chief executive officer and the president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

                    "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I (as such amount may be adjusted from time to time in accordance with the provisions of this Agreement, including, without limitation, subsections 2.4(a), 2.4(b) and 10.6(c)).

                    "REVOLVING CREDIT COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the aggregate Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

                    "REVOLVING CREDIT COMMITMENT PERIOD": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

                    "REVOLVING CREDIT LOANS": as defined in subsection 2.1.

                    "REVOLVING CREDIT NOTE": as defined in subsection 2.6(e).

                    "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                    "SUBSIDIARY": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                    "SWING LINE COMMITMENT": the Swing Line Lender's obligation to make Swing Line Loans pursuant to subsection 2.19.

                    "SWING LINE LENDER": Chase, in its capacity as provider of the Swing Line Loans.

                    "SWING LINE LOANS": as defined in subsection 2.19(a).

                    "SWING LINE NOTE": as defined in subsection 2.19(b).

                    "TERMINATION DATE": December 26, 1999 (or, if such date is not a Business Day, the next succeeding Business Day).

                    "TERM LOANS": as defined in subsection 2.5.

                    "TERM NOTE": as defined in subsection 2.6(e).

                    "TOTAL ASSETS": of any Person, as of any date of determination, all assets of such Person determined in conformity with GAAP.

                    "TOTAL LIABILITIES": of any Person, as of any date of determination, (a) all liabilities of such Person determined in conformity with GAAP and (b) all Guarantee Obligations of such Person in respect of liabilities of other Persons.

                    "TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                    "TRANSFEREE": as defined in subsection 10.6(f).

                    "TYPE": as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

                  "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International
         Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

          2.1. REVOLVING CREDIT COMMITMENTS. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations and Swing Line Loans, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof, PROVIDED that no Revolving Credit Loans may be made hereunder in an aggregate amount greater than the then aggregate amount of the Available Revolving Credit Commitments.


          (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 2.8, PROVIDED that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

          2.2. PROCEDURE FOR REVOLVING CREDIT BORROWING. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, PROVIDED that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the requested Borrowing Date otherwise, specifying
(i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof, (iv) whether and to what extent the proceeds of the borrowing will be used to finance an acquisition and (v) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, $1,000,000 or a whole multiple thereof (or, if the then Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and
(y) in the case of Eurodollar Loans, $2,500,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 10.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          2.3. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Termination Date, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          2.4. TERMINATION OR REDUCTION OF REVOLVING CREDIT COMMITMENTS; MANDATORY PREPAYMENTS. (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Aggregate Outstanding Extensions of Revolving Credit would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple thereof and shall reduce permanently the Revolving Credit Commitments then in effect. Termination of the Revolving Credit Commitments shall also terminate the obligation of the Lenders to make the Term Loans pursuant to subsection 2.5(b).

          (b) On January 30, 1998 (i) the Revolving Credit Commitments shall be automatically reduced to an amount equal to $66,538,000, and (ii) the then outstanding principal amount of the Revolving Credit Loans shall be equal to at least $5,000,000 and a portion thereof that is equal to $5,000,000 shall be converted to Term Loans in accordance with subsection 2.5.

          2.5. TERM LOANS. Subject to the terms and conditions hereof, each Lender severally agrees to (a) continue on the Closing Date its Term Loan outstanding on such Date under the Existing Credit Agreement (the "1996 TERM LOANS") and (b) make a term loan (a "1997 TERM LOAN"; collectively with the 1996 Term Loans, the "TERM LOANS") to the Borrower on January 30, 1998 pursuant to a conversion in accordance with subsection 2.4(b) of Revolving Credit Loans to 1997 Term Loans in an amount equal to such Lender's pro rata share (based upon the respective amounts of the Revolving Credit Loans outstanding on January 30, 1998). The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 2.8.

          2.6. REPAYMENT OF LOANS; EVIDENCE OF DEBT. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 8), (ii) the principal amount of the 1996 Term Loans of each Lender in 16 equal consecutive quarterly installments, payable on the third day of each January, April, July and October, commencing January 3, 1997 (or the then unpaid principal amount of such 1996 Term Loans, on the date that the Term Loans become due and payable pursuant to Section 8) and (iii) the principal amount of the 1997 Term Loans of such Lender, in 16 equal consecutive quarterly installments, payable on the last day of each January, April, July and October, commencing April 30, 1998 (or the then unpaid principal amount of such 1997 Term Loans, on the date that the Term Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.10.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan and Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.6(b) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender (i) a promissory note of the Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "REVOLVING CREDIT NOTE"), and/or
(ii) promissory notes of the Borrower evidencing the 1996 Term Loans and the 1997 Term Loans of such Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (a "TERM NOTE").

          2.7. OPTIONAL PREPAYMENTS. The Borrower may on the last day of any Interest Period with respect thereto, in the case of Eurodollar Loans, or at any time and from time to time, in the case of ABR Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice, in the case of Eurodollar Loans, or at least one Business Day's irrevocable notice, in the case of ABR Loans, to the Administrative Agent, specifying (i) the date and amount of prepayment, (ii) whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each and
(iii) whether the prepayment is of Revolving Credit Loans, Term Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. The Borrower may not prepay Negotiated Rate Loans unless agreed to by the Swing Line Lender. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection
2.17 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans shall be applied to the installments of principal thereof in the inverse order of their scheduled maturities. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

          2.8. CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans, by giving the Administrative Agent at least one Business Days' prior irrevocable notice of such election PROVIDED that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, PROVIDED that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date (in the case of conversions of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans and PROVIDED, FURTHER, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          2.9. MINIMUM AMOUNTS AND MAXIMUM NUMBER OF TRANCHES. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche shall be equal to $2,500,000 or a whole multiple of $100,000 in excess thereof. In no event shall there be more than 5 Tranches outstanding at any time.

          2.10. INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

          (c) Each Negotiated Rate Loan shall bear interest at a rate per annum established by the mutual agreement of the Borrower and the Swing Line Lender.

          (d) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid after the expiration of any applicable grace period (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

          (e) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

          2.11. COMPUTATION OF INTEREST AND FEES. (a) Commitment fees and, whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed, and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Applicable Margin, the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 2.10(a) or (b).

          2.12. INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

          2.13. PRO RATA TREATMENT AND PAYMENTS. (a) Each borrowing of Revolving Credit Loans by the Borrower from the Lenders hereunder shall be made, each payment by the Borrower on account of any commitment fee in respect of the Revolving Credit Commitments hereunder shall be allocated by the Administrative Agent, and any reduction of the Revolving Credit Commitments of the Lenders shall be allocated by the Administrative Agent, PRO RATA according to the Revolving Credit Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on any Revolving Credit Loan shall be allocated by the Administrative Agent PRO RATA according to the respective outstanding principal amounts of such Revolving Credit Loans then held by the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on any 1996 Term Loans or 1997 Term Loans shall be allocated by the Administrative Agent PRO RATA according to the respective outstanding principal amounts of such 1996 Term Loans or 1997 Term Loans, as the case may be, then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 2:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in subsection 10.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Revolving Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Revolving Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

          2.14. ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.17.

          2.15. REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                              (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 2.16 and changes in the rate of tax on the overall net income of such Lender);

                              (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                              (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall constitute prima facie evidence of such additional amounts. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.16. TAXES. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                              (i)       deliver to the Borrower and the
                                        Administrative Agent (A) two duly
                                        completed copies of United States
                                        Internal Revenue Service Form 1001 or
                                        4224, or successor applicable form, as
                                        the case may be, and (B) an Internal
                                        Revenue Service Form W-8 or W-9, or
                                        successor applicable form, as the case
                                        may be;

                              (ii)      deliver to the Borrower and the
                                        Administrative Agent two further copies
                                        of any such form or certification on or
                                        before the date that any such form or
                                        certification expires or becomes
                                        obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                              (iii)     obtain such extensions of time for
                                        filing and complete such forms or
                                        certifications as may reasonably be
                                        requested by the Borrower or the
                                        Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          2.17. INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or a borrowing of Negotiated Rate Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans or Negotiated Rate Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.18. CHANGE OF LENDING OFFICE. Each Lender agrees that if it makes any demand for payment under subsection 2.15 or 2.16(a), or if any adoption or change of the type described in subsection 2.14 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.15 or 2.16(a), or would eliminate or reduce the effect of any adoption or change described in subsection 2.14.

          2.19. SWING LINE COMMITMENTS. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a "SWING LINE LOAN"; collectively, the "SWING LINE LOANS") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $5,000,000, PROVIDED that at no time may the sum of the then outstanding Revolving Credit Loans, Swing Line Loans and L/C Obligations exceed the Revolving Credit Commitments then in effect. Amounts borrowed by the Borrower under this subsection 2.19 may be repaid and, through but excluding the Termination Date, reborrowed. Swing Line Loans may not be prepaid without the consent of the Swing Line Lender. All Swing Line Loans shall be made as Negotiated Rate Loans and shall not be entitled to be converted into Eurodollar Loans or ABR Loans. The Borrower shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 12:00 Noon, New York City time) on the requested Borrowing Date specifying the amount of the requested Swing Line Loan. The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the Borrower at the office of the Swing Line Lender by crediting the account of the Borrower at such office with such proceeds in Dollars. Each Negotiated Rate Loan shall mature and be payable at the end of the Interest Period applicable thereto.

          (b) The Swing Line Loans shall, if requested by the Swing Line Lender, be evidenced by a promissory note of the Borrower substantially in the form of Exhibit C, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "SWING LINE NOTE"), payable to the order of the Swing Line Lender and representing the obligation of the Borrower to pay the amount of the Swing Line Commitment or, if less, the unpaid principal amount of the Swing Line Loans, with interest thereon as prescribed in subsection 2.19(a). The Swing Line Lender is hereby authorized to record the Borrowing Date, the amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof, on its internal books and records and/or on the schedule annexed to and constituting a part of the Swing Line Note and any such recordation on such schedule shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded, PROVIDED that the failure by the Swing Line Lender to make any such recordation or any error in any such recordation shall not affect the obligations of the Borrower under this Agreement or the Swing Line Note. The Swing Line Note shall (a) be dated the Closing Date, (b) be stated to mature on the Termination Date and (c) provide for the payment of interest in accordance with subsection 2.10.

          (c) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs and authorizes the Swing Line Lender to act on its behalf), request each Lender to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the principal amount of the Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given. Unless the Revolving Credit Commitments shall have expired or terminated (in which event the procedures of paragraph (d) of this subsection
2.19 shall apply), each Lender will make the proceeds of the Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

          (d) If the Revolving Credit Commitments shall expire or terminate at any time while Swing Line Loans are outstanding, each Lender shall, at the option of the Swing Line Lender exercised reasonably, either (i) notwithstanding the expiration or termination of the Revolving Credit Commitments, make a Revolving Credit Loan or (ii) purchase an undivided participating interest in such Swing Line Loans, in either case in an amount equal to such Lender's Revolving Credit Commitment Percentage (determined on the date of, and immediately prior to, expiration or termination of the Revolving Credit Commitments) of the aggregate principal amount of such Swing Line Loans. Each Lender will make the proceeds of any Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date on which the Revolving Credit Commitments expire or terminate. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the Revolving Credit Commitments. In the event that the Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph, each Lender shall immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation, and upon receipt thereof the Swing Line Lender will deliver to any such Lender that so requests a confirmation of such Lender's undivided participating interest in the Swing Line Loans dated the date of receipt of such funds and in such amount.

          (e) Whenever, at any time after the Swing Line Lender has received from any Lender such Lender's participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.


                          SECTION 3. LETTERS OF CREDIT

          3.1. L/C COMMITMENT.

          (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 0, agrees to issue letters of credit ("LETTERS OF CREDIT") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Bank; PROVIDED that the Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, the L/C Obligations would exceed the L/C Commitment or the Available Revolving Credit Commitments would be less than zero.

          (b) Each Letter of Credit shall: (i) be denominated in Dollars and shall be a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business and (ii) expire no later than the Termination Date.

          (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          3.2. PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

          3.3. FEES, COMMISSIONS AND OTHER CHARGES.

          (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, a payment fee in an amount equal to 0.125% of the amount of each payment made under a Letter of Credit on the date that such payment is made. Such fee shall be payable to the Administrative Agent to be shared ratably among the Lenders in accordance with their respective Revolving Credit Commitment Percentages.

          (b) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

          (c) The Administrative Agent shall, not more often than quarterly, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

          3.4. L/C PARTICIPATIONS.

          (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to paragraph 0 in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of such amount, times the daily average Federal funds rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to paragraph 0 is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 0, the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

          3.5. REIMBURSEMENT OBLIGATION OF THE BORROWER.

          (a) The Borrower agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding ABR Loans which were then overdue.

          (c) Each drawing under any Letter of Credit which is not reimbursed pursuant to subsection 3.5(a) on the same day it is drawn shall constitute a request by the Borrower to the Administrative Agent for a borrowing (pursuant to subsection 2.2) of ABR Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

          3.6. OBLIGATIONS ABSOLUTE.

          (a) The Borrower's obligations under this Section 0 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit.

          (b) The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 0 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

          (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

          (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

          3.7. LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

          3.8. APPLICATION. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 0 , the provisions of this Section 0 shall apply.


                    SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1. ORGANIZATION, CORPORATE POWERS, ETC. (a) It is a corporation duly incorporated, validly existing and in good standing (or equivalent) under the laws of its state or country of incorporation (as applicable), (b) has the corporate power and authority to own its properties and to carry on its business as now being conducted, (c) is duly qualified to do business in every jurisdiction wherein the conduct of its business or the ownership of its properties is such as to require such qualification in all cases where failure to do so would be reasonably likely to have a Material Adverse Effect, (d) has the corporate power to execute and perform this Agreement and all other Loan Documents to which it is a party, and (e) with respect to the Borrower only, has the corporate power to borrow the Loans.

          4.2. AUTHORIZATION OF BORROWING, ETC. Its execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (a) have been duly authorized by all requisite corporate action, (b) will not violate (i) any provision of law applicable to it, any applicable governmental rule or regulation, or its respective charter or by-laws, or (ii) any order of any court or other agency of government binding on it, or any indenture, agreement or other instrument to which it is a party or by which it or any of its property is bound, and (c) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien upon any of its property or assets.

          4.3. FINANCIAL CONDITION. The Borrower has heretofore furnished to each Lender consolidated financial statements, including a balance sheet and statements of income and of cash flows, for the fiscal year ended December 31, 1996, prepared and audited by Cornick, Garber & Sandler LLP, as well as unaudited statements for the quarter ending June 30, 1997. Such financial statements present fairly the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of such date and their consolidated results of operations and cash flows for the periods covered thereby in conformity with GAAP. Since June 30, 1997, no material adverse change in the financial condition, the business or the operations of the Borrower or any of its Subsidiaries, on a consolidated basis, has occurred. There is no obligation or liability, contingent or otherwise, of the Borrower or any of its Subsidiaries, which is material in amount and which is not reflected in such financial statements.

          4.4. TAXES. It has not received any notice of deficiencies from any taxing authority having jurisdiction over it or any of its property other than those that could not reasonably be expected to have a Material Adverse Effect. It has filed or caused to be filed all Federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it to the extent that such taxes have become due.

          4.5. TITLE TO PROPERTIES. It has good and marketable title to its properties and assets. There are no Liens on any of its properties and assets, except for those in favor of each Lender or as may otherwise be disclosed in
Schedule 7.3 or as are allowed under subsection 7.3.

          4.6. LITIGATION. Except as set forth in the Borrower's Form 10-K for the year ended December 31, 1996 or any subsequent Forms 10-Q or 8-K filed with the Securities and Exchange Commission and delivered to the Lenders prior to the date hereof, (a) there are no actions, suits or proceedings (whether or not purportedly on behalf of the Borrower or any Guarantor) pending or, to its knowledge, threatened against it at law or in equity or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, which could reasonably be expected to have a Material Adverse Effect; and (b) it is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court or Federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign in any respect which could reasonably be expected to have a Material Adverse Effect.

          4.7. AGREEMENTS. It is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or regulation which would be reasonably likely to materially and adversely affect its business, properties, assets, operations, or condition (financial or otherwise) as currently existing. It is not in material default in its performance, observance, or fulfillment of any material obligation, covenant, or condition contained in any other agreement or instrument to which it is a party, including, without limitation, those involving the Lenders (including this Agreement).

          4.8. EMPLOYEE BENEFIT PLANS. If applicable, it is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred with respect to a Plan, if any, administered by it or an administrator designated by it. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could reasonably be expected to have a Material Adverse Effect.

          4.9. FEDERAL RESERVE REGULATIONS.

          (a) It is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States, as amended to the date hereof). If requested by any Lender, it will furnish to each Lender a statement on Federal Reserve Form U-1.

          (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately,
(i) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund Indebtedness originally incurred for such purpose, or (ii) for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          4.10. GOVERNMENTAL APPROVAL; LICENSES. No license, permit or certificate, registration with or consent or approval of, or other action by, any Federal, state, municipal or other Governmental Authority is required in connection with its execution, delivery, and performance of this Agreement or any of the other Loan Documents. It possesses all licenses, permits, certificates, approvals and the like ("LICENSES") necessary for the lawful operation of its business, to the extent that failure to possess such Licenses would have a Material Adverse Effect on the business of the Borrower. All such Licenses are in full force and effect, and there exists no threat of a revocation or suspension of any Licenses, except as could not reasonably be expected to have a Material Adverse Effect.

          4.11. AFFILIATES; SUBSIDIARIES; SHAREHOLDERS. As of the date hereof. and except for the Guarantors, the Borrower has no Affiliates or Subsidiaries except as set forth on Schedule 4.11.

          4.12. COMPLIANCE WITH APPLICABLE LAWS. It is in compliance with the material requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority applicable to it, except as could not reasonably be expected to have a Material Adverse Effect.

          4.13. ENVIRONMENTAL MATTERS. In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries (not, however, necessarily including PRC Subsidiaries), in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, could not reasonably be expected to exceed $1,500,000.

          4.14. INTELLECTUAL PROPERTY. It owns, or is taking appropriate actions to secure the ownership of (and believes in good faith that, prior to obtaining such ownership, it is entitled to use) or is licensed to use, all trademarks, trade names, patents, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted, except for those where the failure to own or license the same could not have a Material Adverse Effect (the "INTELLECTUAL PROPERTY"). To the best of its knowledge, no claim is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property except as otherwise disclosed to the Administrative Agent and each Lender in writing prior to the date hereof, nor does it know of any valid basis for any such claim other than claims which could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          4.15. SCHEDULES. All of the information which is required to be scheduled pursuant to this Agreement is correct and accurate on the date hereof.

          4.16. PURPOSE OF LOANS. The proceeds of the Loans shall be used by the Borrower: (a) to the extent of not more than $71,538,000 (or, at any time on or after January 30, 1998, $66,538,000) at any one time outstanding (less any amounts then outstanding borrowed for the purposes described in clauses
(b) and (c) of this sentence) for working capital purposes in the ordinary course of business, (b) to the extent of not more than $5,000,000 at any one time outstanding, to finance the construction of a manufacturing facility in Lake Mary, Florida and (c) to the extent of not more than $20,000,000 at any one time outstanding, to finance Permitted Acquisitions and transactions permitted by subsection 7.5(c). No proceeds of the Loans shall be used to finance any Permitted Acquisition or any transaction permitted by subsection 7.5(c) unless the board of directors of such corporation shall have approved such acquisition, and in no event may more than $20,000,000 of the proceeds of the Loans be used to finance Permitted Acquisitions and transactions permitted by subsection 7.5(c). For purposes of determinations pursuant to this subsection, no prepayment of the Loans shall be deemed to have been applied to reduce any of the Loans made for the purposes described in clause (c) of the first sentence of this subsection unless all Loans made for the other purposes described in such sentence shall have been reduced to zero.

          4.17. CERTAIN SUBSIDIARIES. IJI-FSC has no material assets, and the assets of Entel Limited, which became a Subsidiary of the Borrower after the Merger, do not materially exceed the value of its liabilities and such corporation is in the process of being liquidated.

                         SECTION 5. CONDITIONS PRECEDENT

          5.1. CONDITIONS TO EFFECTIVENESS. The agreement of each Lender to make Loans hereunder shall not become effective unless and until the following conditions precedent shall have been satisfied on or before October 1, 1997:

                  (a) LOAN DOCUMENTS. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender and (ii) a consent (which shall be in form and substance satisfactory to the Administrative Agent) to the execution and delivery of this Agreement, executed and delivered by a duly authorized officer of each Guarantor, with a counterpart or a conformed copy for each Lender.

                  (b) CORPORATE PROCEEDINGS OF THE BORROWER. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (c) BORROWER INCUMBENCY CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a Certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                  (d) FEES. The Administrative Agent shall have received all fees that the Borrower has agreed to pay to it on or before the Closing Date.

                  (e) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Stroock & Stroock & Lavan LLP, counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit E, PROVIDED that such legal opinion shall also cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          5.2. CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower and each Subsidiary in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                  (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

                  (c) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

          Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan or issuance that the conditions contained in this subsection have been satisfied.

                      SECTION 6. AFFIRMATIVE COVENANTS

          The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          6.1. FINANCIAL STATEMENTS. Furnish to each Lender:

                  (a) as soon as available, but in any event within (x) 95 days, in the case of consolidated financial statements and the related accountants report, or (y) 105 days, in the case of consolidating financial statements and the related certificate of a Responsible Officer after the end of each fiscal year of the Borrower, copies of the consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, (i) in the case of such consolidated financial statements, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Cornick, Garber & Sandler, LLP or other independent certified public accountants of nationally recognized standing and (ii) in the case of such consolidating financial statements, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year- end audit adjustments); and

                    (b) as soon as available, but in any event not later than
          (x) 50 days, in the case of consolidated financial statements, or (y) 65 days, in the case of consolidating financial statements, after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                 6.2. CERTIFICATES; OTHER INFORMATION. Furnish to each Lender:

                    (a) concurrently with the delivery of the consolidated financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                    (b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and (b), a certificate of a Responsible Officer ("COMPLIANCE CERTIFICATE") stating that, to the best of such Officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 6.9 with respect thereto), (ii) the Borrower has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, (iii) the Borrower has set forth in reasonable detail any and all calculations necessary to show compliance with all of the financial condition covenants set forth in subsections 7.1, including, without limitation, calculations and reconciliations, if any, necessary to show compliance with such financial condition covenants on the basis of GAAP consistent with those utilized in preparing the audited financial statements referred to in subsection 6.1, and (iv) that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

                    (c) prior to the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                    (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

                    (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          6.3. PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          6.4. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 7.5; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          6.5. MAINTENANCE OF PROPERTY; INSURANCE. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender at the Borrower's expense, upon written request, full information as to the insurance carried.

          6.6. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

          6.7. NOTICES. Promptly give notice to the Administrative Agent and each Lender of:

                    (a) the occurrence of any Default or Event of Default of which it is aware;

                    (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries of which it is aware or (ii) litigation, investigation or proceeding of which it is aware which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                    (c) any litigation or proceeding of which it is aware affecting the Borrower or any of its Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                    (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan where such failure could reasonably be expected to have a Material Adverse Effect or to result in the creation of a Lien, the creation of any Lien in favor of the PBGC or a Plan or the Reorganization or Insolvency of, any Multiemployer Plan or any withdrawal from, or termination of, any Multiemployer Plan where such withdrawal or termination could reasonably be expected to have a Material Adverse Effect, or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the Reorganization or Insolvency of any Plan or any withdrawal from, or termination of, any Multiemployer Plan where such withdrawal or termination could reasonably be expected to have a Material Adverse Effect; and

                    (e) Any development or event of which it is aware which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          6.8. ENVIRONMENTAL LAWS. (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceeds and the pendency of such proceedings could not reasonably expected to have a Material Adverse Effect.

          6.9. ADDITIONAL GUARANTORS. With respect to any Person that, subsequent to the Closing Date, becomes a Subsidiary, promptly upon the request of the Administrative Agent: (i) cause such new Subsidiary (other than IJI-FSC and Entel Limited) to become a Guarantor under the Guarantee pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, (ii) cause such new Subsidiary (other than IJI-FSC and Entel Limited) to deliver to the Administrative Agent the certificates and documents relating thereto, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, PROVIDED that no such documents described in clauses (ii) and (iii) of this subsection shall be required for IJI (UK) Limited (f/k/a Grandcave Limited), a United Kingdom corporation, ("IJI (UK)"), so long as the aggregate book value of the total assets of IJI (UK) does not exceed the equivalent of US$1,000,000.

          6.10. ENTEL LIMITED. Exercise best efforts to cause Entel Limited, a U.K. corporation, to be liquidated as soon as practicable.


                          SECTION 7. NEGATIVE COVENANTS

          The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          7.1. FINANCIAL CONDITION COVENANTS.


          (a) QUICK ASSETS RATIO. Permit at any time during any fiscal quarter set forth below, the ratio of (x) the sum of (i) cash and Cash Equivalents of the Borrower and its Subsidiaries at such time plus (ii) the amount shown on a consolidated balance sheet of the Borrower and its Subsidiaries at such time as accounts receivable (less provision for doubtful accounts) at such time to
(y) Consolidated Current Liabilities to be less than the ratio set forth opposite such period below:

              FISCAL QUARTERS ENDING
              DURING THE FOLLOWING PERIODS:                        RATIO

         June 30, 1997 through December 30, 1997        0.90 to 1.00
         December 31, 1997 through December 30, 1998             1.00 to 1.00
         December 31, 1998 through December 30, 1999             1.00 to 1.00
         December 31, 1999 through December 30, 2000             1.00 to 1.00
         December 31, 2000 through December 30, 2001             1.00 to 1.00

                    (b) MAINTENANCE OF TANGIBLE NET WORTH. Permit Consolidated Tangible Net Worth (i) on the Closing Date to be less than $85,000,000, (ii) on December 31, 1997 to be less than the sum of (x) an amount equal to 50% of the Borrower's Net Income (but only if positive) for the Borrower's 1997 fiscal year plus (y) Consolidated Tangible Net Worth as at December 31, 1996 or (iii) on the last day of any fiscal year thereafter to be less than an amount equal to the sum of (x) an amount equal to 50% of the Borrower's Net Income (but only if positive) for such fiscal year plus (y) Consolidated Tangible Net Worth as at the last day of the immediately preceding fiscal year.

                    (c) TOTAL LIABILITIES TO TANGIBLE NET WORTH. Permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at any time during any fiscal quarter set forth below to be greater than the amount set forth opposite such fiscal quarter below:


                  FISCAL QUARTERS ENDING
                  DURING THE FOLLOWING PERIODS:                RATIO

          June 30, 1997 through December 30, 1997                 2.75 to 1.00
          December 31, 1997 through December 30, 1998             2.25 to 1.00
          December 31, 1998 through December 30, 1999             2.25 to 1.00
          December 31, 1999 through December 30, 2000             2.25 to 1.00
          December 31, 2000 through December 30, 2001             2.25 to 1.00

                    (d) FIXED CHARGE COVERAGE. Permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter set forth below:

                  FISCAL QUARTERS ENDING
                  DURING THE FOLLOWING PERIODS:                RATIO

         June 30, 1997 through December 30, 1997                  1.45 to 1.00
         December 31, 1997 through December 30, 1998              1.75 to 1.00
         December 31, 1998 through December 30, 1999              1.75 to 1.00
         December 31, 1999 through December 30, 2000              1.75 to 1.00
         December 31, 2000 through December 30, 2001              1.75 to 1.00

                    (e) LEVERAGE RATIO. Permit the Leverage Ratio at any time during any fiscal quarter set forth below to be greater than the amount set forth opposite such fiscal quarter below:

                FISCAL QUARTERS ENDING
                DURING THE FOLLOWING PERIODS:                  RATIO

        June 30, 1997 through December 30, 1997                  5.00 to 1.00
        December 31, 1997 through December 30, 1998              3.25 to 1.00
        December 31, 1998 through December 30, 1999              3.25 to 1.00
        December 31, 1999 through December 30, 2000              3.25 to 1.00
        December 31, 2000 through December 30, 2001              3.25 to 1.00

          7.2. LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

                    (a) Indebtedness of the Borrower under this Agreement;

                    (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

                    (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of real property or fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in a principal amount not exceeding 100% of the purchase price of such asset;

                    (d) Indebtedness outstanding on the date hereof and listed on Schedule 7.2, PROVIDED that on the date of the initial borrowing hereunder all then outstanding borrowings under lines of credit currently being made available to the Borrower by the Lenders shall be paid in full;

                    (e) Indebtedness of a corporation which becomes a Subsidiary after the date hereof, PROVIDED that (i) such indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation by the Borrower no Default or Event of Default shall have occurred and be continuing;

                    (f) Indebtedness constituting amounts owing in respect of goods and services purchased pursuant to corporate credit cards in an aggregate amount for the Borrower and its Subsidiaries not to exceed $500,000 at any one time outstanding;

                    (g) Indebtedness of the Borrower and its Subsidiaries in respect of unreimbursed drawings under letters of credit issued in connection with their Hong Kong operations and/or in respect of trust receipt financing obtained in connection with such Hong Kong operations; PROVIDED that (i) no such Indebtedness shall have a tenor of more than 120 days and (ii) the aggregate amount of all such Indebtedness of the Borrower and its Subsidiaries shall not at any time exceed the equivalent of US$2,500,000; and

                    (h) Indebtedness of the Borrower and its Subsidiaries in an aggregate amount for the Borrower and its Subsidiaries not to exceed $1,000,000 at any one time outstanding in respect of overdrafts outstanding for not more than 15 days.

          7.3. LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:


                    (a) Liens for taxes, assessments and governmental charges or levies not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                    (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 20 days or which are being contested in good faith by appropriate proceedings;

                    (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                    (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                    (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

                    (f) Liens in existence on the date hereof listed on Schedule 7.3, securing Indebtedness permitted by subsection 7.2(d), PROVIDED that such Liens are not to be renewed, extended, amended or refinanced and PROVIDED FURTHER that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                    (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(c) incurred to finance the acquisition of fixed or capital assets, PROVIDED that (i) such Liens shall be created in the ordinary course of business and substantially simultaneously with the acquisition of such fixed or capital assets,
          (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired; and

                    (h) Liens on the property or assets of a Person which becomes a Subsidiary after the date of this Agreement or on property or assets acquired by the Borrower or any Subsidiary after the date of this Agreement, in each case securing Indebtedness permitted by subsection 7.2(c) or (e), PROVIDED that (i) such Liens exist at the time such Person becomes a Subsidiary or such property or assets are acquired, as the case may be, and are not created in anticipation thereof and (ii) any such Lien is not extended to cover any property or assets of such Person or any other property or assets of the Borrower or such Subsidiary, as the case may be, after the time such Person becomes a Subsidiary or such property or assets are acquired, as the case may be;

                    (i) Liens arising from judgments in amounts less than $5,000,000 in circumstances not constituting a Default or Event of Default;

                    (j) attachments, judgments, or other similar Liens arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed by being contested in good faith by appropriate proceedings;

                    (k) Liens on goods (and the documents of title related thereto) the purchase price of which is financed by a Letter of Credit issued for the account of the Borrower or its Subsidiaries, PROVIDED that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such Letter of Credit; and

                    (l) any other security interests granted to the Administrative Agent to secure the obligations and liabilities of the Borrower hereunder.

          7.4. LIMITATION ON GUARANTEE OBLIGATIONS. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                    (a) Guarantee Obligations of the Borrower in existence on the date hereof and listed on Schedule 7.4;

                    (b) guarantees made in the ordinary course of its business by the Borrower of obligations of any of its Subsidiaries, and guarantees made in the ordinary course of its business by any Guarantor of obligations of the Borrower or any Subsidiary of the Borrower, which obligations are not prohibited by this Agreement;

                    (c) the Guarantee; and

                    (d) Guarantee Obligations of the Borrower and its Subsidiaries in respect of drafts received from customers that are discounted on a full recourse basis by the Borrower or any Subsidiaries, PROVIDED that (i) no such discounted draft shall have a maturity of more than 120 days and (ii) the aggregate amount of all such Guarantee Obligations in respect of discounted drafts shall not at any time exceed 6,000,000 Deutsche Marks.

          7.5. LIMITATION ON FUNDAMENTAL CHANGES AND SALES OF Assets. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or, except if such transaction is in the ordinary course of business, convey, sell, lease, assign, transfer or otherwise dispose of its property, business or assets, or make any material change in its present method of conducting business, except:

                    (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (PROVIDED that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

                    (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower;

                    (c) the Borrower or any of its Subsidiaries may (provided that the requirements of subsection 7.7(c) shall be complied with in connection therewith) consolidate with or merge into any other corporation or organization of any kind, or permit another corporation or organization of any kind to merge into it, so long as either (i) the Borrower or a Guarantor is the surviving entity, or (ii) if the surviving entity is not the Borrower or a Guarantor, then (A) the surviving entity shall have assumed all obligations to the Lenders with respect to any Indebtedness of the Borrower or such Guarantor (including, without limitation, the covenants and agreements contained herein), (B) shares having at least 51% of the aggregate voting power of all Capital Stock of the surviving entity must be held by the Borrower or by a Guarantor or by Robert L. Borchardt, and must be ultimately beneficially owned by Robert L. Borchardt, (C) Robert L. Borchardt must continue to be primarily involved in the management of the surviving entity, (D) no other covenant contained in this Agreement shall be violated by such merger or consolidation and no Default or Event of Default shall have occurred and be continuing after giving effect thereto, and (E) all documentation pertaining to the said assumption of obligations must be satisfactory to the Required Lenders in their reasonable discretion;

                    (d) the sale or other disposition of any property in the ordinary course of business; and

                    (e) the sale or discount without recourse, in the ordinary course of business, of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof.

          7.6. PRC SUBSIDIARIES. Permit on the last day of any fiscal quarter the aggregate net book value of the assets (as reported on the consolidating financial statements referred to in subsections 4.1 and 6.1) of the PRC Subsidiaries to be greater than an amount equal to 15% of Consolidated Tangible Net Worth.

          7.7. LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any other Person, except:

                    (a) extensions of trade credit in the ordinary course of business;

                    (b) investments in Cash Equivalents;

                    (c) Permitted Acquisitions, PROVIDED that no such acquisition, and no transaction described in subsection 7.5(c), shall be permitted that would cause the Consolidated Total Liabilities to increase by more than 75% over the Consolidated Total Liabilities outstanding immediately prior to the completion of such acquisition or other transaction unless, after giving effect thereto, the ratio of Total Liabilities to Total Assets would be less than .50 to 1.0.;

                    (d) loans and advances to (i) employees of the Borrower or its Subsidiaries and (ii) companies to be acquired by the Borrower with whom the Borrower has entered into a binding, written agreement entitling the Borrower to merge with or acquire such company or substantially all of its assets in exchange for specified consideration or a letter of intent for the same, PROVIDED that the aggregate amount of all loans and advances pursuant to clauses (i) and
          (ii) shall not, in the aggregate, exceed $5,000,000 at any one time outstanding and PROVIDED, FURTHER, that no loan or advance made pursuant to clause (ii) shall be outstanding for more than 180 days;

                    (e) investments by the Borrower in its Subsidiaries and investments by such Subsidiaries in the Borrower and in other Subsidiaries; and

                    (f) loans and advances to suppliers in the ordinary course of business not to exceed $2,000,000 of any one time outstanding, PROVIDED that no such loan or advance shall be outstanding for more than 180 days.

          7.8. LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not prohibited by this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          7.9. LIMITATION ON CHANGES IN FISCAL YEAR. Permit the fiscal year of the Borrower to end on a day other than December 31.

          7.10. LIMITATION ON LINES OF BUSINESS. Engage in any material business other than those in or directly related to the consumer electronics industry.

          7.11. LIMITATION ON IJI-FSC ASSETS. Permit IJI-FSC to have any material assets.


                          SECTION 8. EVENTS OF DEFAULT

                     If any of the following events shall occur and be continuing:

                    (a) The Borrower shall fail to pay any principal of any Note or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                    (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                    (c) The Borrower shall default in the observance or performance of any agreement contained in Section 7 (except any such default caused by the incurrence of Indebtedness in an amount less than $1,000,000 by any Subsidiary of the Borrower provided that such default is cured within 15 days after the date of such incurrence);

                    (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice from the Administrative Agent or any Lender of such default is given to the Borrower; or

                    (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; PROVIDED, HOWEVER, that no Default or Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $1,000,000; or

                    (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
          (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                    (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
          (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                    (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                    (i) The Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

                    (j) (i) Any natural person other than Robert L. Borchardt, his estate, any trust established by him or his heirs, or any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) not controlled by Robert
          L. Borchardt, his estate, any trust established by him or his heirs (other than a Permitted Holder, as defined below) (A) shall have acquired beneficial ownership of 20% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; "CONTINUING DIRECTORS" shall mean the directors of the Borrower on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors; as used in this paragraph the term "Permitted Holder" shall mean any holder of shares of any outstanding class of the Capital Stock of the Borrower that shall have been designated as a Permitted Holder in a resolution duly adopted by the Board of Directors of the Borrower and that shall have been approved in writing by the Required Lenders;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower automatically the Revolving Credit Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

          With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                       SECTION 9. THE ADMINISTRATIVE AGENT

          9.1. APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          9.2. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          9.3. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

          9.4. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any of its Subsidiaries), accountants of the Borrower, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected held harmless and indemnified in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6. NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder (including matters with respect to which the Borrower is required to deliver to the Administrative Agent a sufficient number of copies of counterparts for each Lender), the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          9.7. INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Revolving Credit Commitments shall have terminated and the Loans and Reimbursement Obligations shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Revolving Credit Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans, the termination of the Revolving Credit Commitments, and all other amounts payable hereunder.

          9.8. ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

          (a) The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents.

          (b) With respect to its Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          9.9. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Borrower shall appoint from among the Lenders a successor agent for the Lenders, whereupon such successor agent (provided that it shall have been approved by the Required Lenders), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.


                            SECTION 10. MISCELLANEOUS

          10.1. AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment or modify the provisions of subsection 2.13 with regard to pro rata treatment of the Lenders, in each case without the consent of each Lender affected thereby, or
(ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders or Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 9 without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          10.2. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by registered or certified mail, five days (or ten days, in the case of mailings between locations inside and outside of the United States) days after being deposited in the mails, postage prepaid (airmail, in the case of mailings between locations inside and outside of the United States), or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in
Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

         The Borrower:              Recoton Corporation
                                    2950 Lake Emma Road
                                    Lake Mary, Florida  32746
                                    Attention: Stuart Mont
                                    Fax: 407-444-0559

                                    With a copy to:

                                    Mr. Theodore Lynn, Esq.
                                    Stroock & Stroock & Lavan LLP
                                    180 Maiden Lane
                                    New York, New York  10038
                                    Fax:  212-806-6006

         The Administrative
           Agent:                   The Chase Manhattan Bank
                                    92-25 Queens Boulevard, 11th Floor
                                    Rego Park, New York  11374
                                    Attention:  Recoton Account Officer
                                    Fax: 718-830-5892

PROVIDED that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 2.4, 2.7, 2.8, 2.13 or 2.19 shall not be effective until received.

          10.3. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          10.5. PAYMENT OF EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby and the syndication by the Administrative Agent of the Revolving Credit Commitments, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, any amendment, supplement or modification to this Agreement the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and
(d) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents or the use of the proceeds of the Loans, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Person. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          10.6. SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any portion of any Loan or Reimbursement Obligation owing to such Lender, any Note held by such Lender, any Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder and under such Lender's Notes or any other Loan Documents provided that the aggregate principal amount of the portion of the Loans or Reimbursement Obligations or the aggregate amount of the Revolving Credit Commitments, as the case may be, in which any such participating interest is sold shall not be less than U.S.$1,000,000. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to subsection 10.1. The Borrower agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.15, 2.16 and
2.17 with respect to its participation in the Revolving Credit Commitments and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of subsection 2.16, such Participant shall have complied with the requirements of said subsection and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Administrative Agent (which shall not be unreasonably withheld), to an additional bank or financial institution (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an additional bank or financial institution, the sum of the aggregate principal amount of the Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the Available Revolving Credit Commitment being assigned is equal to at least $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 8(f) shall have occurred and be continuing.

          (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection
10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment[s] of, and principal amount[s] of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent) together with payment by the Assignee to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

          (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          10.7. ADJUSTMENTS; SET-OFF. (a) If any Lender (a "benefitted Lender") at any time shall receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; and if after taking into account such sharing the benefitted Lender continues to have access to addition funds of or collateral granted by the Borrower for application on account of its debt, then the benefitted Lender shall use such funds or collateral to reduce indebtedness of the Borrower held by it and share such payments and the benefits of such collateral with the other Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

          10.8. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          10.9. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10. INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12. SUBMISSION TO JURISDICTION; WAIVERS. The Borrower hereby irrevocably and unconditionally:

                    (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                    (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                    (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                    (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                    (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                 10.13. ACKNOWLEDGEMENTS. The Borrower hereby acknowledges that:

                    (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                    (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                    (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          10.14. WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              RECOTON CORPORATION


                              By:
                                  ------------------------------------
                                  Title:


                               THE CHASE MANHATTAN BANK,
                               as Administrative Agent and as a Lender


                              By:
                                  ------------------------------------
                                  Title:


                               SUNTRUST BANK, CENTRAL FLORIDA,
                               NATIONAL ASSOCIATION, as a Lender


                              By:
                                   ------------------------------------
                                   Title:


                               HARRIS TRUST AND SAVINGS BANK, as a  Lender


                              By:
                                   -----------------------------------
                                   Title:


                               MARINE MIDLAND BANK, as a Lender


                              By:
                                   ------------------------------------
                                   Title:

                                   Schedule I

LENDER                                                           COMMITMENT

The Chase Manhattan Bank                                        $24,000,000

SunTrust Bank, Central Florida,
National Association                                            $18,000,000

Harris Trust and Savings Bank                                   $11,538,000

Marine Midland Bank                                             $18,000,000
                                                                -----------
                                                                $71,538,000

                                                                  Schedule II
                                     TO AMENDED AND RESTATED CREDIT AGREEMENT


                                APPLICABLE MARGIN
                             AND COMMITMENT FEE RATE


                                               ABR LOANS              EURODOLLAR LOANS      COMMITMENT
LEVERAGE RATIO                             APPLICABLE MARGIN          APPLICABLE MARGIN       FEE RATE

Less than or equal to 5.00 to 1.00 but             0.25%                    2.00%               0.25%
greater than or equal to 4.00 to 1

Less than 4.00 to 1.00 but greater than            0.25%                    1.65%               0.25%
or equal to 3.50 to 1.00

Less than 3.50 to 1.00 but greater than            0.25%                    1.00%               0.25%
or equal to 2.75 to 1.00

Less than 2.75 to 1.00 but greater than            0.00%                    0.75%               0.20%
or equal to 2.00 to 1.00

Less than 2.00 to 1.00 but greater than            0.00%                    0.625%             0.185%
or equal to 1.25 to 1.00

Less than 1.25 to 1.00                             0.00%                    0.50%              0.125%

                                                                     EXHIBIT A


                              REVOLVING CREDIT NOTE


$___________________                                        New York, New York
                                                               _________, 1997


     FOR VALUE RECEIVED, the undersigned, Recoton Corporation, a New York corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of _____________ (the "LENDER") at the office of The Chase Manhattan Bank located at 92-25 Queens Boulevard, 11th Floor, Rego Park, NY 11374, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below) the principal amount of (a) _______________ DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.10 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note (a) is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of September 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the nature and extent of the Guarantee, the terms and conditions upon which the Guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                     RECOTON CORPORATION


                                              By:
                                                  ----------------------------


                                              Name:
                                                    --------------------------


                                              Title:
                                                    ---------------------------


                                                                      Schedule A
                                                      TO REVOLVING CREDIT NOTE

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


                     Amount                                 Amount of ABR Loans
        Amount of    Converted to    Amount of Principal    Converted to             Unpaid Principal
Date    ABR Loans    ABR Loans       of ABR Loans Repaid    Eurodollar Loans         Balance of ABR Loans       Notation Made By


                                                                      Schedule B
                                                        TO REVOLVING CREDIT NOTE


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


                    Amount
       Amount of    Converted to   Interest Period and    Amount of Principal   Amount of Eurodollar   Unpaid Principal
       Eurodollar   Eurodollar     Eurodollar Rate with   of Eurodollar Loans   Loans Converted to     Balance of          Notation
Date   Loans        Loans          Respect Thereto        Repaid                ABR Loans              Eurodollar Loans    Made By



                                                                      Schedule B
                                                        TO REVOLVING CREDIT NOTE


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


                    Amount
       Amount of    Converted to   Interest Period and    Amount of Principal   Amount of Eurodollar   Unpaid Principal
       Eurodollar   Eurodollar     Eurodollar Rate with   of Eurodollar Loans   Loans Converted to     Balance of          Notation
Date   Loans        Loans          Respect Thereto        Repaid                ABR Loans              Eurodollar Loans    Made By



                                                                     EXHIBIT B


                                FORM OF TERM NOTE


$                                                            New York, New York
                                                             September __, 1997


     FOR VALUE RECEIVED, the undersigned, Recoton Corporation, a New York corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of _______________ (the "LENDER") at the office of The Chase Manhattan Bank located at 92-25 Queens Boulevard, 11th Floor, Rego Park, NY 11374, in lawful money of the United States of America and in immediately available funds, the principal amount of DOLLARS ($). The principal amount shall be paid in the amounts and on the dates specified in subsections 2.4 and 2.6 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.10 of such Credit Agreement.

     This Note (a) is one of the [1996][1997] Term Notes referred to in the Amended and Restated Credit Agreement dated as of September 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the nature and extent of the Guarantee, the terms and conditions upon which the Guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                        RECOTON CORPORATION


                                        By:
                                           -----------------------------------


                                        Name:
                                             ---------------------------------


                                        Title:
                                              --------------------------------

                                                                    EXHIBIT C


                                 SWING LINE NOTE


$_______________                                            New York, New York
                                                               _________, 1997


     FOR VALUE RECEIVED, the undersigned, Recoton Corporation, a New York corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of The Chase Manhattan Bank, a New York banking corporation, as swing line lender (in such capacity, the "SWING LINE LENDER") at the office of The Chase Manhattan Bank located at 92-25 Queens Boulevard, 11th Floor, Rego Park, NY 11374, in lawful money of the United States of America and in immediately available funds, on the date specified in subsection 2.19 of the Credit Agreement (as hereinafter defined) the principal amount of (a) FIVE MILLION DOLLARS ($5,000,000), or, if less, (b) the aggregate unpaid principal amount of Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to subsection 2.19 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rate and on the date specified in subsection 2.19 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, the amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Swing Line Loan.

     This Note (a) is one of the Swing Line Note referred to in the Amended and Restated Credit Agreement dated as of September 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the nature and extent of the Guarantee, the terms and conditions upon which the Guarantee was granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                        RECOTON CORPORATION


                                        By:
                                           -----------------------------------


                                        Name:
                                             ---------------------------------


                                        Title:
                                              --------------------------------

                                                                    Schedule A
                                                            TO SWING LINE NOTE

                    LOANS AND REPAYMENTS OF SWING LINE LOANS




                            Amount of            Unpaid Principal
           Amount of        Principal            Balance of
           Swing Line       of Swing Line        Swing Line           Notation
Date       Loan             Loans Repaid         Loans                Made By

                                                                    Exhibit D


                            ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Amended and Restated Credit Agreement, dated as of September 9, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Recoton Corporation (the "BORROWER"), the Lenders named therein and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT" or "AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     The Assignor identified on Schedule l hereto (the "ASSIGNOR") and the Assignee identified on Schedule l hereto (the "ASSIGNEE") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "ASSIGNED Facility"; collectively, the "ASSIGNED FACILITIES"), in a principal amount for each Assigned Facility as set forth on
Schedule 1 hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.16(b) of the Credit Agreement.

     4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


     Credit               Principal                   Revolving Credit
Facility Assigned      Amount Assigned         Commitment Percentage Assigned1/


                       $                           ----------.-----------------

[Name of Assignee]                              [Name of Assignor]


By:                                             By:
   ------------------------------                  ---------------------------
Title:                                          Title

Accepted:                                       [Consented To:

THE CHASE MANHATTAN BANK, as                    RECOTON CORPORATION
Administrative Agent

By:                                             By:
   ------------------------------                  ---------------------------
Title:                                          Title:

     GUARANTEE, dated as of August 27, 1996, made by each of the corporations that are signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Guarantors"), in favor of THE CHASE MANHATTAN BANK, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") parties to the Credit Agreement, dated as of August 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Recoton Corporation (the "BORROWER"), the Lenders and the Agent.


                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to extend credit to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower beneficially owns directly or indirectly at least a majority of the issued and outstanding stock of each Guarantor;

     WHEREAS, the proceeds of the extensions of credit provided for in the Credit Agreement will be used in part to enable the Borrower to make valuable transfers (as determined as provided herein) to some of the Guarantors in connection with the operation of their businesses;

     WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit provided for in the Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, the Guarantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

     1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b) As used herein, "OBLIGATIONS" means the collective reference to the unpaid principal of and interest on any Notes and all other obligations and liabilities of the Borrower to the Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Notes, the other Loan Documents or any other document made, delivered or given in connection therewith, or any interest rate swap entered into by the Borrower with any of the Lenders, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. GUARANTEE. (a) Subject to the provisions of paragraph , each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under the laws of any applicable national, federal, state, provincial or other Governmental Authority relating to the insolvency of debtors.

     (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

     (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

     (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

     (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

     3. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     4. RIGHT OF SET-OFF. Each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder that shall have become due and payable. The Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set- off and application. The rights of the Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

     5. NO SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

     6. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, any Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     7. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

     8. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 92- 25 Queens Boulevard, 11th Floor, Rego Park, New York 11374.

     10. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that:

     (a) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

     (b) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

     (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

     (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

     (e) except in certain jurisdictions in each of which the provisions of paragraph 20 hereof are enforceable against such Guarantor, each Guarantor is not required to make any deduction or withholding from any payment to be made by it under this Guarantee, and this Guarantee is not liable to any registration tax, stamp duty or similar tax or duty imposed by any competent authority of or within the jurisdiction in which it is organized; and

     (f) This Guarantee ranks, and each Guarantor shall take or cause to be taken all action which may be or become necessary or appropriate in order to assure that the guarantee hereunder will rank, at least PARI PASSU with any and all present of future unsecured obligations of such Guarantor for borrowed money or any and all present or future unsecured obligations arising from indebtedness guaranteed by it or in respect of which it is otherwise contingently liable.

     Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each extension of credit in favor of the Borrower under the Credit Agreement on and as of such date of such extension of credit as though made hereunder on and as of such date.

     11. AUTHORITY OF Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     12. NOTICES. All notices, requests and demands to or upon the Agent, any Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if given by mail, five days (or ten days, in the case of mailings between locations inside and outside the United States) after being deposited in the mails by certified mail, return receipt requested, postage prepaid (airmail, in the case of mailings between locations inside and outside the United States) or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     (a) if to the Agent or any Lender, at its address or transmission number for notices provided in subsection 10.2 of the Credit Agreement; and

     (b) if to any Guarantor, at its address or transmission number for notices set forth on Schedule I to this Guarantee.

     The Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     13. COUNTERPARTS. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Agent.

     14. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. INTEGRATION. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

     16. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, PROVIDED that any provision of this Guarantee may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

     (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     17. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     18. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

     19. GOVERNING LAW. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     20. TAXES. All payments made by each Guarantor under this Guarantee shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Guarantee). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement.

     21. SUBMISSION TO JURISDICTION WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth with its signature below or at such other address of which the Administrative Agent shall have been notified pursuant hereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     22. ACKNOWLEDGEMENTS. Each Guarantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and such Guarantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

     23. WAIVERS OF JURY TRIAL. EACH GUARANTOR, ANY, BY THEIR ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT AND THE LENDERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

     24. PAYMENT CURRENCY. The obligation of each Guarantor in respect of any amount due hereunder to make payments in Dollars shall not be discharged or satisfied by payment in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to the designated place of payment under normal banking procedures does not yield the amount owing hereunder at the designated place of payment. In the event that any payment by any Guarantor whether pursuant to a judgment or otherwise, upon such conversion and transfer does not result in payment of such amount in Dollars at the designated place of payment, the Administrative Agent shall be entitled to demand immediate payment of, and shall have a separate cause of action against such Guarantor for the additional amount necessary to yield the amount of Dollars owing hereunder.

     25. ADDITIONAL GUARANTORS. Each Subsidiary of the Borrower that is required to become a party to this Guarantee pursuant to subsection 6.9 of the Credit Agreement shall become a Guarantor for all purposes of this Guarantee upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


RECOTON CANADA LTD.                            CHRISTIE DESIGN CORPORATION


By:                                            By:
   ------------------------                       ----------------------------
Name:                                          Name:
Title:                                         Title:



INTERACT ACCESSORIES, INC.                     RC ACQUISITION SUB, INC.



By:                                            By:
   ------------------------                       ----------------------------
Name:                                          Name:
Title:                                         Title:



The Common Seal of Recoton                     RECOTON (FAR EAST) LIMITED
(Far East)  Limited  was
hereunto affixed in the
presence of , Director                        By:
                                                 ----------------------------
                                               Name:
                                               Title:


The Common Seal of STD Holding                 STD HOLDING LIMITED
Limited  (  ) was hereunto
affixed in the presence of ,
Director                                      By:
                                                 ----------------------------
                                              Name:
                                              Title:


The Common Seal of STD                       STD ELECTRONIC INTERNATIONAL
Electronic                                   LIMITED
International Limited ( ) was
hereunto  affixed in the
presence of , Director                        By:
                                                 ----------------------------
                                              Name:
                                              Title:



The Common Seal of STD                       STD MANUFACTURING LIMITED
Manufacturing  Limited ( )
was hereunto affixed in the
presence of  ,  Director                     By:
                                                ----------------------------
                                             Name:
                                             Title:


The Common Seal of STD Plastic              STD PLASTIC INDUSTRIAL LIMITED
Limited  (  ) was hereunto
affixed in the presence of ,
Director                                    By:
                                               ----------------------------
                                            Name:
                                            Title:


The Common Seal of STD Trading              STD TRADING LIMITED
Limited   was hereunto affixed
in the presence
of, Director                               By:
                                              ----------------------------
                                           Name:
                                           Title:


The Common Seal of Peak Hero               PEAK HERO LIMITED
Limited
was hereunto affixed in the
presence of , Director                     By:
                                              ----------------------------
                                           Name:
                                           Title:


The Common Seal of Ever Smart              EVER SMART MANAGEMENT  LIMITED
Management Limited ( )
was hereunto affixed in the
presence  of, Director                     By:
                                              ----------------------------
                                           Name:
                                           Title:

                                   Schedule I

                             GUARANTORS' ADDRESSES/


      Recoton Canada Ltd.
65 Riviera Drive
Markham, Ontario L3X 5J6 Canada
Tel.:    416-477-0277
Fax:     416-477-8648
Attn.:   Carol Webster

         Christie Design Corporation
9424 Eton Avenue, Unit J
Chatsworth, California  91311
Tel.:    818-407-4820
Fax:     818-407-4825
Attn.:   Cary Christie

         Recoton (Far East) Limited
c/o Seconom Limited
Hang Seng Building, 15th Floor
77 Des Vouex Road, Central
Hong Kong
Tel.:    852-2-498123
Fax:     852-2-4111993
Attn.:   Henry Fan

         Interact Accessories, Inc.
10945 McCormick Road
Hunt Valley, Maryland  21030
Tel.:    410-785-5661
Fax:     410-785-5725
Attn.:   Robert Barnett

         STD Holding Limited and Subsidiaries
STD Electronic International Limited
STD Manufacturing Limited
STD Plastic Industrial Limited
STD Trading Limited
 Peak Hero Limited
Ever Smart Management Limited
Unit F-J, 5th Floor, Block 2
Kwai Tak Industrial Centre
15-33 Kwai Tak Street
Kwai Chung, N.T., H.K.
Tel.:    011-852-420-1331
Fax:     011-852-489-8488
Attn.:   Stephen Chu

--------
2/ In each case, notice shall also be given to the Guarantor at the following address: c/o Recoton Corporation, 2950 Lake Emma Road, Lake Mary, Florida 32746; Attn.: Stuart
         Mont; Fax: 407-444-0559; Tel: 407-333-8900.

STATE OF                            )
                                    :ss.:
COUNTY OF                           )

     On the ___ day of ________ 1995, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ______________________________________________;
that he/she is _______________________ of RECOTON CANADA LTD., the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                         ---------------------------------
                                                  Notary Public

                                                                          Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ____ day of ________ 1995, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ______________________________; that he/she is ___________________ of CHRISTIE DESIGN CORPORATION, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                          ---------------------------------
                                                     Notary Public

                                                                          Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ____ day of _______ 1995, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ____________________________________;
that he/she is________________ of INTERACT ACCESSORIES, INC., the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.



                                            ---------------------------------
                                                      Notary Public

                                                                       Page


STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ____ day of _______ 1995, before me personally came___________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ____________________________________;
that he/she is________________ of RC ACQUISITION SUB, INC. the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                             ---------------------------------
                                                        Notary Public

                                                                         Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ___ day of _______ 1995, before me personally came __________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ______________; that he/she is ____________________________ of RECOTON (FAR EAST) LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                        ---------------------------------
                                                  Notary Public

                                                                         Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ____ day of _______________ 1995, before me personally came _________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ________________________; that he/she is _______________ of STD HOLDING LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                            ---------------------------------
                                                      Notary Public

                                                                        Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ______ day of _____________ 1995, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _______________________; that he/she is ______________________ of STD ELECTRONIC INTERNATIONAL LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                             ---------------------------------
                                                         Notary Public

                                                                         Page


STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ______ day of __________ 1995, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he/she resides at __________________________; that he/she is
_____________________ of STD MANUFACTURING LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                           ---------------------------------
                                                       Notary Public

                                                                         Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ______ day of _______ 1995, before me personally came __________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at __________________________; that he/she is ______________________ of STD PLASTIC INDUSTRIAL LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.

                                            ---------------------------------
                                                        Notary Public

                                                                         Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the _____ day of ____________ 1995, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________; that he/she is ________________________
of STD TRADING LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                            ---------------------------------
                                                       Notary Public

                                                                         Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the _____ day of __________ 1995, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at __________________________; that he/she is ________________ of PEAK HERO LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                             ---------------------------------
                                                      Notary Public

                                                                       Page



STATE OF                            )
                                    :ss.:
COUNTY OF                           )


     On the ___ day of ________________ 1995, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________; that he/she is __________________________ of EVER SMART MANAGEMENT LIMITED, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                         ---------------------------------
                                                  Notary Public

                                                                    Annex 1 to
                                                                    GUARANTEE


     ASSUMPTION AGREEMENT, dated as of ________________, 199_, made by ______________________________, a ______________ corporation (the "ADDITIONAL
GUARANTOR"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                              W I T N E S S E T H :


     WHEREAS, Recoton Corporation (the "BORROWER"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of August 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

     WHEREAS, in connection with the Credit Agreement, certain of the Borrower's Subsidiaries (other than the Additional Guarantor) have entered into the Guarantee and Collateral Agreement, dated as of August 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE") in favor of the Administrative Agent for the benefit of the Lenders;

     WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee; and

     WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

     NOW, THEREFORE, IT IS AGREED:

     1. GUARANTEE. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in subsection 6.9 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                                     [ADDITIONAL GUARANTOR]

                                                     By:
                                                     Name:
                                                     Title:



                                                Address for Notices:


                                                ------------------------------


                                                ------------------------------


                                                ------------------------------